Exhibit 32.1

Certification

In connection with the Annual Report of Jagged Peak Energy Inc. (the “Company”) on Form 10-K for the year ended December 31, 2018, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), James J. Kleckner, Chief Executive Officer and President, does hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 (18 U.S.C. Section 1350), that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m); and

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:	February 28, 2019	/s/ JAMES J. KLECKNER
		Name:	James J. Kleckner
		Title:	Chief Executive Officer and President